THE ASIA TIGERS FUND, INC.

INVESTMENT MANAGER:
Advantage Advisers, Inc., a subsidiary of CIBC World Markets Corp.

ADMINISTRATOR:
CIBC World Markets Corp.

SUB-ADMINISTRATOR:
PFPC Inc.

TRANSFER AGENT:
PFPC Inc.

CUSTODIAN:
Banker's Trust Company


                            The Asia Tigers Fund,Inc.

                                  Annual Report
                                October 31, 2001



                            ADVANTAGE ADVISERS, INC.



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THE ASIA TIGERS FUND, INC.

                                                              December 15, 2001


DEAR FUND SHAREHOLDER,

We are pleased to provide you with the audited financial statements of the Asia Tigers Fund, Inc. (the "Fund") for the fiscal year ended October 31, 2001.

The Fund's net asset value ("NAV") closed at $6.89 on October 31, 2001, representing a decline of (25.1%) during the year ended on that date. The Fund narrowly outperformed its benchmark, the MSCI AC Free ex-Japan Index, which fell (26.5%) through the same period.

Many of the markets in which the Fund invests depend heavily on exports to the U.S., so the economic slowdown in this country has had an adverse effect on economies across the Asian region. In addition, foreign exchange weakness, political uncertainty and the slow pace of structural reform have made this region disappointing for most investors through the year. Of course, the terrorist attacks of September 11th also contributed to the Asian markets' travails.

Despite these difficulties, Asia ex-Japan has had some of the best performing equity markets in the world during 2001, with the region as a whole declining by less than any other region worldwide for the ten months ended October 31, according to Dow Jones Global Indexes. In addition, the Fund's Investment Manager believes that in the long term, the outlook for the Asian markets remains positive. The Manager is confident that Asian governments are capable of picking up the pace and making the right decisions regarding structural reform in both the public and private sectors.

In the enclosed report, the Investment Manager provides a detailed look at the Fund's portfolio as well as a discussion of the economic and market conditions in the region.

On behalf of the Board of Directors, we thank you for your participation and continued support of the Fund. If you have any questions, do not hesitate to call our toll-free number, (800) 421-4777.


Sincerely,

/S/ BRYAN MCKIGNEY

Bryan McKigney
President and Secretary



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THE ASIA TIGERS FUND, INC.

REPORT OF THE INVESTMENT MANAGER
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PERFORMANCE

During the 12-month period ended October 31, 2001, Asia ex-Japan equity markets continued to be bearish, registering broad-based declines that were roughly in line with global equity markets worldwide. The total return of the Asia Tigers Fund, Inc. (the "Fund"), based on its net asset value per share, declined (25.1%). The MSCI Asia Free ex-Japan Index, the benchmark used by the Fund for comparison, fell (26.5%) through this period.

The bursting of the capital spending bubble for technology in the U.S., mounting fears of recession, and the horrific terrorist attacks on September 11th made 2001 a year in which investors in the Asian equity markets could find little safety. No Asian market on a performance basis emerged unscathed, as all ten countries in which the Fund invests declined in U.S. dollar terms. South Korea turned in the best performance, dropping only (2.8%), while Hong Kong, China, Singapore, and Taiwan were the biggest losers, with falls ranging from (33%) to (41%).

On the other hand, after such broad declines in the Asian region during the fiscal year, we believe that valuations in these markets have plenty of room to rise in the coming year. Moreover, in our view, the Asia ex-Japan region remains poised to benefit from an economic recovery in the U.S., which we believe may begin during the second half of 2002. If an economic recovery occurs in the U.S., as many analysts have indicated, we believe that the Asian equity may benefit tremendously.

Depreciating currencies accounted for roughly 10% of the benchmark index's (26.5%) decline. The three markets with currencies pegged to the U.S. dollar -- Hong Kong, China, and Malaysia -- of course, saw no change. Elsewhere, however, the combined forces of global deflation, a strong U.S. dollar, and rising equity risk premiums contributed to currency weakness across the board.



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The Fund's net asset value is calculated weekly and published in the WALL STREET
JOURNAL every Monday under the heading, "Closed End Funds." The Fund's NAV is also published in THE NEW YORK TIMES on Mondays and in BARRON'S on Saturdays.
The Fund is listed on the New York Stock Exchange under ticker symbol GRR.

If you have any questions or would like an update on the Fund, please call toll-free (800) 421-4777. This number provides a recorded monthly review as well as specific details about the Fund, its portfolio and performance.
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ASIAN MARKET RETURNS FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2001

                                      US$ RETURNS         LOCAL CURRENCY RETURNS
        Hong Kong                       (29.6%)                   (29.6%)
        Taiwan                          (33.4%)                   (28.9%)
        India                           (23.8%)                   (21.9%)
        Singapore*                      (37.9%)                   (35.5%)
        Korea                            (2.7%)                    10.7%
        Thailand*                        (9.2%)                    (7.5%)
        Philippines*                    (15.3%)                   (14.0%)
        Malaysia*                       (19.6%)                   (19.6%)
        China*                          (41.3%)                   (41.3%)
        Indonesia*                      (19.5%)                    (9.9%)


*Market indices used to calculate these returns reflect transactions that are free of foreign ownership limits or legal restrictions at the country level.

Source: FactSet, online database of financial and market data derived from many sources.

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COUNTRY ALLOCATION

During the twelve-month period ended October 31, 2001, the biggest percentage point shifts in the Fund's country allocations were: 1) Hong Kong declining from 34% to 29.6% of the Fund's net assets, 2) India dropping from 13.5% to 9.8%, and
3) Korea increasing from 16.7% to 19.9%. Early in the year, the Fund sold portions of its positions in Hong Kong's banking and property sectors, reducing the overall country weighting. Korea's already overweight position increased further as a result of Korean equities (especially those in the financial services sector) outperforming the benchmark. Among the other markets, the Fund added to holdings in Malaysia and Thailand.

Despite its reduction, Hong Kong remained the country to which the Fund allocates its largest percentage, at 29.6% of the portfolio's holdings as of October 31, 2001.

The Fund adopted a more defensive posture, raising its cash weighting from 0.7% to 3.7% as of October 31, 2001.




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THE ASIA TIGERS FUND, INC.

COUNTRY HOLDINGS*
OCTOBER 31, 2001

       Hong Kong         29.6%
       Korea             19.9
       Taiwan            15.1
       Singapore         11.2
       India              9.8
       Malaysia           5.6
       Thailand           3.1
       China              1.1
       Philippines        0.8
       Indonesia          0.5
       Pakistan           0.0
       Sri Lanka          0.0
       Cash               3.7

       *Percent of Fund's Net Assets


[PIE CHART OMITTED.]
EDGAR REPRESENTATION OF PIE CHART TEXT AS FOLLOWS:
Hong Kong
Korea
Taiwan
Singapore
India
Malaysia
Thailand
China
Philippines
Indonesia
Cash

OCTOBER 31, 2000

       Hong Kong         34.0%
       Korea             16.7
       Taiwan            16.6
       India             13.5
       Singapore         10.6
       Malaysia           4.0
       Thailand           2.2
       Indonesia          1.1
       China              0.7
       Philippines        0.4
       Pakistan           0.0
       Sri Lanka          0.0
       Cash               0.7

       *Percent of Fund's Net Assets


[PIE CHART OMITTED.]
EDGAR REPRESENTATION OF PIE CHART TEXT AS FOLLOWS:
Hong Kong
Korea
Taiwan
India
Singapore
Malaysia
Thailand
Indonesia
China
Philippines
Cash

--------------------------------------------------------------------------------
Note: Percentages in the above tabulations add to slightly more than 100%, the difference reflecting the net result of share purchase and sale transactions that remained in process at the close of business on 10/31/00 and 10/31/01.
--------------------------------------------------------------------------------



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                                                      THE ASIA TIGERS FUND, INC.

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REGIONAL OUTLOOK

During the 12 months ended October 31, 2001, equity markets worldwide have continued to drift lower in a difficult bear market, and the Asian region has been no exception. The catalyst for the downturn was last year's sudden, sharp slowdown in U.S. technology spending, accompanied by the bursting of the bubble of inflated prices for technology stocks. As the deterioration spread, 2001 has seen mounting job losses together with the negative wealth effect (i.e., consumers spend less when the markets decline) finally starting to impact U.S. consumer spending. In our opinion, the September 11th tragedy finally pushed the U.S. economy into a full-fledged recession as it entered the fourth quarter.

A U.S. recession is particularly unwelcome news for export-dependent Asia. On average, exports account for approximately 30% of gross domestic product (GDP) for countries in the region and a large percentage of Asian exports are shipped to the U.S. Indeed, investors should recall the example of the Asian Crisis (the "Crisis") of 1997-98 when a robust U.S. economy was able to absorb a massive surge in Asian exports, thereby helping the region to repair the deficits in its current accounts and to bolster foreign exchange reserves. (Looking further into the history of the region, we observe a darker side to the sharp cyclical recovery after the Crisis. We believe that the speedy recovery made Asian governments complacent in their efforts to rectify the underlying structural problems that essentially caused the Crisis in the first place.)

We believe the situation today is much different from the situation during the Crisis. First, Asia cannot rely on a surging U.S. economy as a safety net for the region. Second although the U.S. Federal Reserve has driven short-term rates down to levels not seen in 40 years, its loose monetary policy is offering little stimulus in the region. Most of Asia has already been operating in an environment of low interest rates and low inflation (indeed, in some cases, deflation) for the past few years. Therefore, we doubt that the Federal Reserve's loose monetary policy can, by itself, ensure a recovery in the region.

Despite the region's current difficulties, our outlook remains bullish for the coming year. We believe that the timing of the recovery of the Asian equity markets depends essentially on the timing of recovery of the U.S. economy. We agree with the current consensus view that the U.S. economy will recover at some point in the second half of 2002. If that scenario occurs, in our opinion, the effect would be positive for Asian equity markets.

Most Asian governments have been finding some success by implementing policies intended to mitigate the effects of this year's sharp drop in exports, which has dragged down GDP growth rates. The three main vehicles by which Asian governments have attempted to jump-start their country's economies have been:



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THE ASIA TIGERS FUND, INC.


1) PROMOTING DOMESTIC DEMAND - Within the region, we estimate China and India, with their huge domestic markets, to be the best insulated against a global downturn. Exports account for only 20% of China's GDP and 9% of India's. Also, Korea's burgeoning consumer culture (personal consumption rose 4% year-to-date in 2001) has helped its economy hold up better than many of its peers. To some extent, almost all Asian governments are beginning to see the merits of promoting consumer spending, allowing a more balanced growth profile for their economies.

2) FISCAL STIMULUS - Many Asian governments are employing a hefty fiscal stimulus to soften the impact of the economic downturn. Every government with the financial resources to enact such a program is using a combination of increased spending and tax cuts to invigorate their countries' economies. Prominent examples are Singapore, Malaysia, and Hong Kong. Only those countries whose budgets have no room for increased spending - such as Indonesia and the Philippines - are not responding with fiscal counter-cyclical measures.

3) STRUCTURAL REFORM - The weakness in many of Asia's economies during 2001 cannot be entirely blamed on plunging exports amidst weak U.S. demand. With few exceptions, domestic loan demand remains weak and growth stagnant. Many Asian governments continue to move slowly in their efforts to clean up banks' non-performing loans, weed out corporate cronyism, and attract foreign direct investment (FDI). On the other hand, those governments that have made improvements in this area have seen the positive impact of their efforts. The best example of this was Korea - which, not coincidentally in our opinion - was the best performing Asian equity market this year. Elsewhere, China appears to be signaling that the commitment to structural reform runs all the way up to the highest levels of government.

ASIAN MARKETS UNLIKELY TO DE-COUPLE FROM U.S.; POLITICS SHOULD BE MORE SUBDUED

Although significant political events or other structural changes in Asia could cause the Asian markets to decouple from the U.S., we do not envision such a scenario happening during the next 12 months. Instead, we expect the tight correlation between U.S. equity markets and Asian markets to remain intact during 2002. We believe that investors in the region will benefit from the continued correlation, since the U.S. economy is likely to recover during the second half of the coming year.

On the political front during 2001, there were three turnovers of power, with new presidents emerging in the Philippines, Thailand, and Indonesia. Although their policy-making has received only mixed reviews so far, the prospect of a new leader settled down for the next five years has improved political stability in these countries, especially in Indonesia and the Philippines. In addition, Singapore held an election on November 4, 2001, during which the ruling party was easily reelected. Finally, in Taiwan, a parliamentary election scheduled for December 2001 will be crucial in determining the balance of power between the ruling Democratic Progressive Party (DPP) and the still powerful Kuomintang
(KMT) Party.


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                                                      THE ASIA TIGERS FUND, INC.


Looking ahead, we expect 2002 to be quieter than this year, in terms of significant political changes. Important elections will take place in South Korea and China. In South Korea, President Kim Dae-Jung will step down after his five-year term. Like most investors, we hope the new president will be able to accelerate the reform process. We believe Kim Dae-Jung's administration has been a "lame duck" for the past year, simply occupying the office until a successor is elected. In China, although most of the top party posts will be up for election, we do not expect a radical shift. In China, the transition of power is generally worked out behind the scenes, with leaders such as President Jiang Zemin carefully cultivating their own replacements so that elections are a formality. We do not expect the transition of power in China to have a significant impact on its structural reform process or on its equity market.

The stronger markets in the region - namely Singapore, Hong Kong, China, Taiwan, and India - appear to be in a cyclical "trough", thanks mainly to the economic slowdown in the U.S. A number of sources suggest to us, however, that better performance lies ahead for these markets, perhaps as soon as the second half of 2002. On the other hand, we have limited the Fund's exposure to markets which we anticipate to remain weak and unable to benefit from a U.S. economic recovery. Thus, we believe the Fund is well-positioned to take advantage of the coming growth in the stronger Asian markets.

CHINA
US$1.5 MILLION, 1.1% OF THE FUND'S NET ASSETS AS OF OCTOBER 31, 2001

With its large domestic market and a government that seems determined to move toward favorable economic restructuring, China was one of the active regions this year. The most significant development was the country's acceptance into the World Trade Organization (WTO) after a 15-year application process. Foreign direct investors have responded enthusiastically: China's FDI surged 20% to $27.4 billion in the first eight months of 2001. Nevertheless, regulatory risk will remain a key concern for all investors in China, including investors in the Fund, since the government has earned a reputation for frequently tinkering with the rules. Although the deadline by which China will implement the WTO-mandated restructuring remains uncertain, the early signs suggest that positive changes are underway. In the first half of the year, for example, the government's clampdown on smuggling caused customs revenue to jump 24% year-on-year to 122.8 billion renminbi (RMB).

The Fund's biggest exposure in China continues to be CHINA MOBILE (CHMK), the country's dominant national wireless operator. During 2001, China became the largest cellular phone market in the world, with over 120 million subscribers, surpassing the U.S. China Mobile reported that it had had 58.9 million subscribers as of June 30, 2001, up from 13.8 million at the end of 2000. For the six months ended June 30, 2001, China Mobile reported that its net profit reached RMB13.8 million, representing an increase of 58.3% over the net profit during the same period in 2000. Earnings per share reported, however, increased only 15.6% from the same period last year to RMB 0.74. Average




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THE ASIA TIGERS FUND, INC.


revenue per user (ARPU) per month has been falling steadily, reaching approximately RMB 158 reported as of October 31, 2001, due to the addition of more low-usage subscribers and tariff reductions in the first half of 2001. With subscriber growth partially offset by ARPU decline, we expect the company's net profit to grow at a low double-digit rate next year.

HONG KONG
US$39.6 MILLION, 29.6% THE FUND'S NET ASSETS AS OF OCTOBER 31, 2001

Hong Kong is suffering its worst recession since the Asian Crisis of three years ago. Over half of its exports are China-made goods which it "re-exports", a situation that has helped Hong Kong's total trade with the rest of the world (i.e., its external account) to hold up relatively well this year. September 2001, however, saw exports plunge (11%) to HK$134.6 billion and the consensus view is that further double-digit declines are all but certain. For the first nine months of the year, Hong Kong's exports are off (3.6%) year-on-year. In addition, as companies slash workers, the city's jobless rate has spiked to 5.3% and we believe unemployment is poised to climb further.

Although Hong Kong's central bank has gradually lowered interest rates throughout the year (in line with the U.S. Federal Reserve's rate cuts) its efforts have done little to revive the property market or kick-start bank lending. In our opinion, perhaps more than anywhere else in Asia, Hong Kong is particularly vulnerable to deflationary forces. Since the currency is pegged to the U.S. dollar and its market is inundated with low-cost goods from neighboring China, we believe Hong Kong's government has its work cut out for it in fighting the downward trend in prices. In a recent policy address, Hong Kong Chief Executive Tung Chee Hwa outlined the government's plans to cut property taxes, increase the deduction for mortgage payments, and create thousands of temporary jobs. Although we believe these measures should help alleviate the pain of the current decline, we doubt they can eliminate it.

On the positive side, we believe that most of Hong Kong's current woes are the result of cyclical phenomena and not structural problems, as some of the more bearish commentary has suggested. Also, most valuations on Hong Kong's equity markets are extremely attractive at their current levels, so the Fund has positioned itself to try to take advantage of the buying opportunities currently available. With the potential catalyst of a U.S. economic recovery, we believe Hong Kong is likely to return substantial, positive growth through the coming fiscal year.

HUTCHISON WHAMPOA remains the Fund's largest holding in Hong Kong as well as in the entire portfolio. The company is widely regarded as the premier conglomerate in Asia, with activities that include telecommunications, port operations, retailing and property development. Its businesses span Asia, Europe, and the Americas. With well over half of its net asset value coming from its telecommunications operations, Hutchison has not been spared from the sharp downturn this sector has experienced over the past 12 months. In its August 2001 earnings release, the company announced that profit for the six months ended June 30, 2001, plunged (77%) to HK$7.2 billion compared


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                                                      THE ASIA TIGERS FUND, INC.


with HK$31.1 billion in the first half of 2000. The results included HK$28.1 billion in write-downs for its 3.1% stake in Vodafone Plc and its 4.9% stake in Deutsche Telekom AG. The earnings figure also reflects a HK$20 billion profit booked from the sale of a stake in VoiceStream Wireless Corp.

INDIA
US$13.1 MILLION, 9.8% OF THE FUND'S NET ASSETS AS OF OCTOBER 31, 2001

Despite its relatively closed economy, with exports accounting for only 9% of GDP, India was not much of a safe haven for equity investors this year. India's domestic turmoil throughout the year effectively undermined any of the potential benefits created by its reduced exposure to the global economy. The year began with a well-received budget speech, but a string of scandals followed soon after, seriously dampening investor sentiment. These included (i) a stock market manipulation scheme; (ii) a political scandal involving bogus military procurements; and (iii) the Unit Trust of India (UTI) scandal, involving the massive, government-managed asset fund. The biggest casualty of the seemingly non-stop scandals was the government's reform efforts, which were virtually abandoned to divert attention to the various crises. With privatization efforts seen sliding off track, we doubt the likelihood that the government can reach its deficit target of 4.7% of GDP for the fiscal year ending in March 2002.

The Indian economy also continued to be disappointingly weak during the year, led by a sharp slowdown in the industrial sector. Most analysts' GDP forecasts for the fiscal year ending March 2002 were revised down from 6% to less than 5%. The good news in India was that monsoons were excellent during the June-through-September rainy season; rainfall was at 98% of the long-term average and reportedly the best in five years. Also, after the September 11th tragedy, the U.S. responded positively to India's cooperation in its war against terrorism by lifting the sanctions it had imposed during 1998 in response to India's nuclear tests. However, the paltry good news in 2001 was not enough to counter slowing core industrial growth, stalling structural reform, and various scandals, all of which combined to drive the market down to lows not seen since the Asian Crisis.

In our opinion, the unprecedented barrage of events has caused valuations in the Indian equity markets to sink to attractive levels. We believe that the past year's onslaught of damaging market news is unlikely to be repeated and as such, India's equities now offer significant investment opportunities for the coming year.

HINDUSTAN LEVER, India's biggest consumer products company, has re-emerged as the Fund's top holding in India. We believe the company is a good proxy for the overall Indian economy, since its sales in over one million shops reflect rural incomes and consumer demand. For the three months ended September 30, 2001 the company announced a 21% increase in net profit to 3.99 billion rupees up from
3.31 billion rupees in the year-earlier period. Most impressively, sales rose 7.3% to 26.4 billion rupees (versus 24.6 billion rupees in the year-earlier period) which was far better than consensus expectations of only 2% growth.


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INDONESIA
US$0.7 MILLION, 0.5% OF THE FUND'S NET ASSETS AS OF OCTOBER 31, 2001

Since the fall of President Suharto's authoritarian government in 1998, Indonesia continues on its slow, bumpy path to becoming a democracy. In July 2001, the country inaugurated its third president in three years, Megawati Sukarnoputri. As a result, its stock market and currency rallied in anticipation of the replacement of disgraced President Wahid. Within weeks, however, the initial euphoria gave way to a more sober, clear-eyed assessment of Indonesia's enduring economic travails. The government has made virtually no progress in the last three years in tackling any of its deep-seated structural problems, which include a broken banking system, a lack of democratic institutions, and endemic, systemic corruption. Moreover, we doubt that President Megawati is capable of spearheading proactive reform, especially since she is a member of the ruling elite. (Her father was President Sukarno, Indonesia's first president.) The Fund remains underweight in Indonesian equities.

The Fund's most significant holding in Indonesia continues to be GUDANG GARAM, the largest cigarette manufacturer in the country. The government, under pressure to find ways to boost revenue, hiked cigarette excise taxes early in 2001, which has had a negative impact on all of the country's cigarette manufacturers. Higher energy costs and raw materials costs also hurt the company. Gudang Garam reported that its second-quarter earnings fell (22%) to 497 billion rupiah from 636 billion rupiah in the year-earlier period.

KOREA
US$26.7 MILLION, 19.9% OF THE FUND'S NET ASSETS AS OF OCTOBER 31, 2001

Korea was the standout equity market during 2001. It was the only market that registered a gain - 10.7% - in local currency terms, and only a small loss of (2.7%) in U.S. dollar terms. We believe the reasons for Korea's strong performance are numerous, but the three driving forces have been (i) the valuations of equities, (ii) corporate governance, and (iii) the market size. First, Korea continues to have the best growth-to-valuation profile among all of the Asian markets. Second, Korea is slowly but steadily enacting corporate reform measures. Finally, with a US$500 billion economy and market capitalization valued at over US$230 billion, Korea's stock market has the breadth and depth to attract all types of investors, not just those in Asia-dedicated funds.

Though much publicity has been given to the Korean government's inability to push through several corporate restructurings, including Hynix Semiconductor and the sale of Seoul Bank, we are encouraged by several positive transactions that were completed in 2001. First, the merger between Housing & Commercial Bank and Kookmin Bank was a significant positive catalyst, which we expect to spur continued consolidation in the banking sector. Second, in September 2001, General Motors agreed to pay $400 million for 67% of Daewoo Motor, ending the Korean carmaker's painful saga which began with its 1999 collapse. Korea has been able to attract more FDI in the


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                                                      THE ASIA TIGERS FUND, INC.


past three years (approximately US$50 billion) than it had in the previous 20 years (approximately US$20 billion). We believe investors should keep this impressive recent record in mind when considering that FDI in the first 10 months of 2001 was down (9%) year-on-year to $11 billion.

Finally, unlike many Asian countries, the consumer in Korea has played a significant role in maintaining positive GDP growth, with personal consumption rising an estimated 4% in the first nine months of 2001. With valuations remaining attractive and the potential for the U.S. economy to recover next year, we remain overweighted in the Korean market.

The Fund's biggest holding in Korea continues to be SAMSUNG ELECTRONICS, the world's largest manufacturer of computer memory chips, as well as a producer of mobile phones and networking equipment. In its most recent earnings result, the company announced that profit for the three months ended September 30, 2001 plunged (75%) to 420 billion won from 1.7 trillion won in the year- earlier period. Many analysts were impressed that Samsung was able to register a profit at all, since prices on memory chips have fallen to half of their cost of production. We believe the company has successfully maintained profitability because of its telecommunications business, which accounts for one-third of its sales. We expect a recovery in the dynamic random-access memory (DRAM) chip business to occur in the second half of 2002 which will benefit Samsung's DRAM business.

MALAYSIA
US$7.5 MILLION, 5.6% OF THE FUND'S NET ASSETS AS OF OCTOBER 31, 2001

As one of Asia's most open, trade-dependent economies, with exports accounting for almost 75% of GDP, Malaysia has been hit hard by this year's sharp slowdown in exports. For the first eight months of 2001, the country's industrial production index dropped (2.2%), while exports appear on track to decline about (10%) for calendar 2001. Malaysia is using its financial means for fiscal stimulus. The government will increase spending by $5 billion, or 5% of GDP over the next two years. In addition, in the 2001-2002 Budget, personal income taxes were cut while salaries for civil servants were increased 10%, all in an effort to keep the country out of recession. As with many Asian countries, the Malaysian banking system remains overburdened with non-performing loans. To address these concerns, the government appointed a new management team to head up the state-owned asset management group, Corporate Debt Restructuring Committee (CDRAC), in an effort to speed up debt restructuring.

During 2001, a key highlight in Malaysia was the Mahathir administration embarking on a high-profile campaign to try to win back foreign investors' confidence. Malaysia has been generally acknowledged as having one of the worst corporate governance records among the larger markets. Prime Minister Mahathir made it clear that government-sanctioned bailouts could no longer be taken for granted, especially not in cases where gross mismanagement was involved. We are hopeful that Malaysia will become a more transparent market, driven by fundamentals, but we are still waiting to see the effects of the changes on the corporations themselves.




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The Fund's largest holding in Malaysia continues to be MALAYAN BANK, the country's biggest lender. The bank announced its earnings for the three months ended September 30, 2001: net profit rose 9.4% to 372 million ringgit from 340 million ringgit in the same period a year ago. Management stated that the growth in year-on-year profit was mainly due to "lower loan loss and provisions required for the current quarter" and that it expects "satisfactory" earnings in the current fiscal year. We believe the bank's management is expecting an increase in loan demand as a result of the government's effort to fuel economic growth through increased spending.

THE PHILIPPINES
US$1.1 MILLION, 0.8% OF THE FUND'S NET ASSETS AS OF OCTOBER 31, 2001

Similar to the situation in Indonesia with President Megawati, the euphoria that surrounded President Gloria Macapagal Arroyo when she replaced the disgraced President Estrada was quickly dashed this year, replaced by the reality of the daunting obstacles that face her in trying to rekindle the country's reform efforts.

The new government's attempt to gain approval of a rate increase for state-controlled Manila Electric (in order to save the utility from insolvency) has been delayed indefinitely. Investors were disappointed by the new administration's failure in this early test. The Philippines' most pressing problem remains reining in its swollen fiscal deficit. Although the government has kept the country on track to hit its deficit target (4% of GDP) it has done so almost entirely by slashing expenses, since revenues remain well below target. As a result, both the weak currency and high interest rates are expected to continue, further aggravating the economic slowdown. The banking system also remains weak, with the ratio of non-performing loans continuing to rise steadily throughout the year, to the current 19.5%.

The fund's small exposure to the Philippines continues to be represented by two minor holdings, the bigger of which is ABS-CBN BROADCASTING CORPORATION, owner of the country's largest, most popular television station. Unfortunately, the company has not been able to escape the negative effects of the country's weak economy as advertisers have sharply cut spending budgets, hitting ABS-CBN's main revenue source. The company reported that net income for the three months ended June 30, 2001 fell (22%) to 481 million pesos compared to 615 million pesos in the previous year's comparable period.

SINGAPORE
US$15.1 MILLION, 11.2% OF THE FUND'S NET ASSETS AS OF OCTOBER 31, 2001

With its extremely open, trade-dependent economy, Singapore is fighting one of its worst recessions since 1964. GDP is expected to shrink (3%-4%) this year, after spiking 9.9% in 2000. Exports, which account for 80% of Singapore's GDP, are forecast to slide (20%). On the other hand, with one of the largest government coffers in Asia, Singapore has the financial resources to help its

                                                      THE ASIA TIGERS FUND, INC.

economy out of this cyclical downturn. Recently, the government drew on its fiscal reserves, announcing a $6.3 billion package that included cuts to both personal and corporate income taxes, massive construction works, job re-training programs, and the distribution of $1.5 billion of interest-bearing shares to Singaporean citizens.

Another key feature of Singapore this year has been continuing consolidation in several key sectors, with mergers and acquisitions taking place in electronics contract manufacturing, logistics, and banking. In a rare display of proactive openness, Singapore patriarch Lee Kwan Yew has recommended that Singapore's proper response to the global downturn should be to accelerate market liberalization, not delay it. Investors remain quite satisfied with the policy-making of Singapore's government as well as its corporate governance. Although the small nation-state perennially suffers from a lack of domestic growth prospects due to its relatively mature domestic economy, we believe that Singapore will be among the first nations in Asia to benefit from a recovery in the U.S. economy.

SINGAPORE TELECOMMUNICATIONS LTD, Asia's biggest phone company, is one of the Fund's major holdings in Singapore. When the monopoly on its traditional phone business in Singapore ended in April 2000, the company invested aggressively overseas, and is now a major telecommunications player in the Asian region. In September 2001, SingTel completed its $7 billion purchase of Cable & Wireless Optus in Australia. In its most recent release, the company announced that earnings for the three months ended September 30, 2001 fell (7%) to S$557 million from S$308 million in the year-earlier period. The result was far better than the consensus estimate, with the strong growth in data sales helping to make up for the slowdown in other operations.

TAIWAN
US$20.2 MILLION, 15.1% OF THE FUND'S NET ASSETS AS OF OCTOBER 31, 2001

With the sharp downturn in the global electronics industry, Taiwan is suffering one of its worst recessions in 30 years, with GDP forecast by many analysts to contract by as much as 2% in 2001. Electronics account for about 35% of Taiwan's exports, which plunged (18.5%) in the first nine months of 2001. Moreover, the weak external environment has negatively impacted the domestic situation, causing unemployment to rise 5.2%. The central bank recently cut interest rates for the eleventh time since December 2000, to a record low 2.25%. The central bank also depreciated the country's currency this year by (4%), but the aggressive easing has produced little positive effect so far.

The political gridlock between President Chen Shui-bian of the Democratic Progressive Party (DPP) and the Kuomintang (KMT)-controlled legislature continues to hinder any policy initiatives intended to deal with Taiwan's pressing economic issues. The upcoming December 2001 legislative election, however, has the potential to break this deadlock if the DPP is able to secure a majority. Nevertheless, the likelihood of this decisive transition remains highly uncertain in our opinion. Although many bold proposals were made at the August 2001 Conference of Economic Advisors,

THE ASIA TIGERS FUND, INC.


there has been almost no follow-up action. Slow implementation has begun on some cross-straits measures, such as lifting the US$50 million investment cap, allowing Mainland Chinese to invest in Taiwan, and allowing Chinese tourists to visit the island.

We believe that the current difficulties have created uncommon buying opportunities in Taiwan. As soon as the first quarter of 2002, a new political climate may begin to push the country's economy back into growth. In addition, if demand for electronics increases in the U.S., then Taiwan's powerful electronics sector can boost the economy through exports, thereby lifting the country out of recession. If these events occur, equities in Taiwan may show positive returns soon afterward.

The Fund's largest holding in Taiwan remains TAIWAN SEMICONDUCTOR (TSMC), the world's largest dedicated semiconductor foundry. TSMC is the leader in process technology and has a broad customer base and diverse end-market exposures. Despite continued weak industry conditions, TSMC has outperformed many companies in the semiconductor industry. During the January - September 2001 period, TSMC's reported net profit fell (77.2%) to NT$9.9 billion from NT$43.6 billion in the same period of 2000, while reported revenue fell (17.5%) to NT$92.8 billion from NT$112.4 billion.

THAILAND
$4.2 MILLION, 3.1% OF THE FUND'S NET ASSETS AS OF OCTOBER 31, 2001

The biggest news in Thailand this year was the election of Thaksin Shinawatra as the new Prime Minister, the central event in a sweeping political change. Despite his landslide victory, uncertainty hung over his first eight months in office while the National Anti-Corruption Commission investigated allegations that he illegally hid his wealth by parking assets. Had he been convicted, he would have been expelled from office. In August, the Constitutional Court found him innocent by an 8-7 vote. We believe that Prime Minister Thaksin now has more power than any civilian Thai leader had ever had in Thailand's history.

And yet, despite the populist appeal that helped elect Thaksin, his policy-making has thus far proved controversial. Moreover, we believe his policies have not yet helped the slumping Thai economy. Thailand's woes are largely similar to those throughout the region: slumping exports, too many non-performing bank loans, insufficient domestic demand, and stalling structural reform. Some of Thaksin's unorthodox policy prescriptions have prompted concern among investors. His proposals have ranged from raising interest rates (despite the sluggish economy) in order to stabilize the currency, to moving clocks ahead one hour (to match Hong Kong's time), supposedly to improve productivity. Although we believe Thailand's corporations offer several appealing investment opportunities, we remain cautious about the Government's top-down, policy-making strategy.

                                                      THE ASIA TIGERS FUND, INC.


The Fund's holdings in Thailand are focused on the telecommunications and media sectors, where strong secular trends are helping to offset the negative impact of the economic slowdown. The largest holding continues to be ADVANCED INFORMATION SERVICE, Thailand's dominant cellular phone company, with a reported 60% market share. As reported in its most recent quarterly earnings release, net profit was flat year-on-year at Baht 2.3 billion, despite a 49% rise in revenue. A slashing of handset prices together with increased advertising costs caused marketing costs to surge 68%. We believe that because of rising competition, Thailand's cellular phone market is growing tremendously; the number of subscribers has doubled in the past 12 months. We believe the company remains on track to return 25% earnings growth in 2001.

Punita Kumar-Sinha

/S/ PUNITA KUMAR SINHA

Portfolio Manager
Advantage Advisers, Inc.


--------------------------------------------------------------------------------
SHARE REPURCHASE PROGRAM

In December 1999, the Board of Directors of the Fund authorized the Fund to repurchase from time to time in the open market up to 1,000,000 shares of the Fund's common stock. Subsequently in October 2000, the Board authorized the Fund to repurchase up to an additional 1,000,000 shares of the Fund's common stock from time to time in the open market. As such, the total number of shares of the Fund authorized for repurchase under the Fund's repurchase program is 2,000,000. The Fund's Board directed management to repurchase the Fund's shares at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund's Board of Directors. During the year ended October 31, 2001, the Fund repurchased a total of 241,000 shares of its common stock. (For details regarding shares repurchased by the Fund, see Note D to the Financial Statements).

In accordance with the Board's directions, the Fund may from time to time repurchase additional shares of its common stock in the open market.
--------------------------------------------------------------------------------

THE ASIA TIGERS FUND, INC.


   SCHEDULE OF INVESTMENTS                                      OCTOBER 31, 2001

   COMMON STOCKS (96.85% of holdings)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS            COST             VALUE
--------------------------------------------------------------------------------------------------------
                  CHINA                                      1.13%
                  COAL                                       0.60%
  2,486,000       Yanzhou Coal Mining Company Limited ............          $  814,874        $  772,887
                                                                            ----------        ----------
                  ENERGY SOURCES                             0.53%
     36,800       PetroChina Company Limited ADR .................             625,613           689,632
                                                                            ----------        ----------
                  TOTAL CHINA ....................................           1,440,487         1,462,519
                                                                            ----------        ----------
                  HONG KONG                                 30.57%
                  AUTOMOBILES                                0.66%
  2,554,000       Denway Motors Limited ..........................             815,738           851,329
                                                                            ----------        ----------
                  BANKING                                    2.94%
    306,500       Hang Seng Bank Limited .........................           2,837,506         3,074,808
     68,100       HSBC Holdings PLC ..............................             776,083           737,746
                                                                            ----------        ----------
                                                                             3,613,589         3,812,554
                                                                            ----------        ----------
                  BUSINESS/PUBLIC SERVICE                    1.43%
    698,000       Hong Kong Exchanges & Clearing Limited .........           1,007,868           935,136
  1,225,000       Travelsky Technology Limited+ ..................             749,503           918,745
                                                                            ----------        ----------
                                                                             1,757,371         1,853,881
                                                                            ----------        ----------
                  COMPUTERS                                  0.56%
  1,329,000       Digital China Holdings Limited+ ................             575,153           447,257
    650,000       Legend Holdings Limited ........................             549,126           272,915
                                                                            ----------        ----------
                                                                             1,124,279           720,172
                                                                            ----------        ----------
                  CONSUMER GOODS & SERVICES                  0.69%
    941,000       Li & Fung Limited ..............................             625,520           898,771
                                                                            ----------        ----------
                  ELECTRONIC COMPONENTS & INSTRUMENTS        0.54%
    802,500       Johnson Electric Holdings Limited ..............             786,948           699,612
                                                                            ----------        ----------
                  ENERGY SOURCES                             0.69%
     57,700       China Petroleum and Chemical Corporation ADR ...           1,142,724           897,235
                                                                            ----------        ----------
                  FINANCIAL SERVICES                         1.19%
    356,400       Dah Sing Financial Group .......................           1,493,443         1,544,392
                                                                            ----------        ----------
                  MEDIA                                      0.57%
    250,000       Television Broadcasts Limited ..................           1,113,704           737,176
                                                                            ----------        ----------

                                                      THE ASIA TIGERS FUND, INC.

   SCHEDULE OF INVESTMENTS (CONTINUED)                          OCTOBER 31, 2001

   COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST             VALUE
--------------------------------------------------------------------------------------------------------
                  HONG KONG (CONTINUED)
                  MULTI-INDUSTRY                             8.44%
    647,000       China Resources Enterprise Limited .............        $    794,572       $   651,144
  1,268,900       Hutchison Whampoa Limited ......................           7,825,767        10,289,425
                                                                          ------------       -----------
                                                                             8,620,339        10,940,569
                                                                          ------------       -----------
                  PUBLISHING                                 0.13%
     54,000       Henderson Land Development Company Limited .....             247,135           173,422
                                                                          ------------       -----------
                  REAL ESTATE                                5.70%
    423,400       Cheung Kong Holdings Limited ...................           3,097,520         3,582,597
    170,500       China Vanke Company Limited ....................             201,333           184,707
    526,000       Great Eagle Holdings Limited ...................             795,109           610,292
    358,476       Kerry Properties Limited .......................             470,998           280,345
    445,300       Sun Hung Kai Properties Limited ................           2,830,693         2,728,876
                                                                          ------------       -----------
                                                                             7,395,653         7,386,817
                                                                          ------------       -----------
                  RETAILING                                  1.16%
  2,776,000       Giordano International Limited .................           1,013,913         1,183,353
    161,000       Yue Yuen Industrial Holdings Limited ...........             270,356           321,998
                                                                          ------------       -----------
                                                                             1,284,269         1,505,351
                                                                          ------------       -----------
                  TELECOMMUNICATIONS                         3.80%
    610,500       Asia Satellite Telecommunications Holdings
                    Limited ......................................           1,996,064           778,775
  1,367,000       China Mobile (Hong Kong) Limited+ ..............           3,779,895         4,144,793
                                                                          ------------       -----------
                                                                             5,775,959         4,923,568
                                                                          ------------       -----------
                  TRANSPORTATION                             1.11%
    811,400       Cathay Pacific Airways Limited .................           1,294,269           821,798
    476,500       MTR Corporation Limited ........................             727,403           620,058
                                                                          ------------       -----------
                                                                             2,021,672         1,441,856
                                                                          ------------       -----------
                  UTILITIES - ELECTRIC & GAS                 0.96%
    143,280       CLP Holdings Limited ...........................             623,656           540,971
  1,144,000       Huaneng Power International Incorporated .......             445,663           703,996
                                                                          ------------       -----------
                                                                             1,069,319         1,244,967
                                                                          ------------       -----------
                  TOTAL HONG KONG ................................          38,887,662        39,631,672
                                                                          ------------       -----------

THE ASIA TIGERS FUND, INC.


  SCHEDULE OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2001

  COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS            COST             VALUE
--------------------------------------------------------------------------------------------------------
                  INDIA                                     10.14%
                  BANKING                                    1.10%
    632,835       Bank of Baroda .................................          $  634,040        $  503,077
     81,000       Corporation Bank ...............................             250,610           213,513
     80,000       ICICI Bank Limited* ............................             204,764           169,369
     61,000       ICICI Bank Limited ADR* ........................             491,428           296,460
     63,481       State Bank of India ............................             241,697           245,577
                                                                            ----------        ----------
                                                                             1,822,539         1,427,996
                                                                            ----------        ----------
                  BEVERAGES & TOBACCO                        0.68%
     61,750       ITC Limited ....................................             997,917           883,981
                                                                            ----------        ----------
                  BUSINESS/PUBLIC SERVICE                    1.48%
     26,473       Infosys Technologies Limited ...................           1,105,301         1,607,631
     82,275       NIIT Limited ...................................           1,135,856           300,881
    103,749       Vans Information Limited+ ......................             237,956             7,350
                                                                            ----------        ----------
                                                                             2,479,113         1,915,862
                                                                            ----------        ----------
                  CHEMICALS                                  1.24%
    301,483       Reliance Industries Limited ....................           1,073,862         1,604,474
                                                                            ----------        ----------
                  ENERGY SOURCES                             0.88%
    434,900       Hindustan Petroleum Corporation Limited ........           2,047,473         1,138,678
                                                                            ----------        ----------
                  HEALTH / PERSONAL CARE                     2.30%
    496,750       Hindustan Lever Limited ........................           2,200,168         2,229,112
     50,656       Ranbaxy Laboratories Limited ...................             642,379           749,917
                                                                            ----------        ----------
                                                                             2,842,547         2,979,029
                                                                            ----------        ----------
                  METALS - STEEL                             0.35%
    294,500       Tata Iron & Steel Company Limited ..............           1,104,147           462,093
                                                                            ----------        ----------
                  PHARMACEUTICALS                            0.27%
     14,000       Dr. Reddy's Laboratories Limited ADR+ ..........             165,494           349,300
                                                                            ----------        ----------
                  TECHNOLOGY                                 0.57%
    252,093       Satyam Computer Services Limited ...............           1,028,427           737,000
                                                                            ----------        ----------

                                                      THE ASIA TIGERS FUND, INC.


   SCHEDULE OF INVESTMENTS (CONTINUED)                          OCTOBER 31, 2001

   COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST             VALUE
--------------------------------------------------------------------------------------------------------

                  INDIA (CONTINUED)
                  TELECOMMUNICATIONS                         1.27%
    273,215       HCL Technologies Limited .......................        $  1,909,635       $   935,387
     15,030       Himachal Futuristic Communications Limited+ ....             252,349            16,333
     71,900       Videsh Sanchar Nigam Limited ADR ...............           1,516,830           697,430
                                                                          ------------       -----------
                                                                             3,678,814         1,649,150
                                                                          ------------       -----------
                  TOTAL INDIA ....................................          17,240,333        13,147,563
                                                                          ------------       -----------
                  INDONESIA                                  0.53%
                  BEVERAGES & TOBACCO                        0.35%
    532,000       PT Gudang Garam ................................             936,747           457,088
                                                                          ------------       -----------
                  TELECOMMUNICATIONS                         0.18%
     43,800       PT Telekomunikasi Indonesia ADR ................             324,789           227,760
                                                                          ------------       -----------
                  TOTAL INDONESIA ................................           1,261,536           684,848
                                                                          ------------       -----------
                  KOREA                                     19.69%
                  APPLIANCE & HOUSEHOLD DURABLES             4.78%
     46,220       Samsung Electronics Company Limited ............           4,503,361         6,192,409
                                                                          ------------       -----------
                  AUTOMOBILES                                0.57%
     46,260       Hyundai Motor Company Limited ..................             713,284           743,018
                                                                          ------------       -----------
                  BANKING                                    3.45%
    150,517       Kookmin Bank** .................................           2,883,907         3,924,600
     64,130       Shinhan Financial Group Company Limited ........             580,143           552,162
                                                                          ------------       -----------
                                                                             3,464,050         4,476,762
                                                                          ------------       -----------
                  BEVERAGES & TOBACCO                        0.68%
     18,100       Hite Brewery Company Limited ...................             567,142           656,911
     30,000       Korea Tobacco & Ginseng Corporation
                    144A GDR+ ....................................             204,300           222,300
                                                                          ------------       -----------
                                                                               771,442           879,211
                                                                          ------------       -----------
                  CONSTRUCTION & HOUSING                     1.06%
     21,250       Kumkang Korea Chemical Company Limited .........           1,336,174         1,378,378
                                                                          ------------       -----------
                  ELECTRICAL & ELECTRONICS                   0.35%
     20,320       Samsung Electro Mechanics Company Limited ......             848,460           455,042
                                                                          ------------       -----------

THE ASIA TIGERS FUND, INC.


   SCHEDULE OF INVESTMENTS (CONTINUED)                          OCTOBER 31, 2001

   COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST              VALUE
--------------------------------------------------------------------------------------------------------

                  KOREA (CONTINUED)
                  FINANCIAL SERVICES                         0.51%
     24,700       Kookmin Credit Card Company Limited ............         $   688,358       $   659,938
                                                                           -----------       -----------
                  FOOD & HOUSEHOLD PRODUCTS                  0.75%
     13,130       Cheil Jedang Corporation .......................             945,135           368,046
      2,950       Lotte Confectionery Company Limited ............             469,700           605,946
                                                                           -----------       -----------
                                                                             1,414,835           973,992
                                                                           -----------       -----------
                  MACHINERY & ENGINEERING                    0.52%
     24,680       Halla Climate Control Corporation ..............             823,904           676,556
                                                                           -----------       -----------
                  METALS - STEEL                             0.60%
      3,900       Pohang Iron & Steel Company Limited ............             176,110           268,031
     30,000       Pohang Iron & Steel Company Limited ADR ........             982,500           516,300
                                                                           -----------       -----------
                                                                             1,158,610           784,331
                                                                           -----------       -----------
                  TELECOMMUNICATIONS                         4.28%
     38,960       Korea Telecom Corporation ......................           2,234,494         1,444,077
     21,620       SK Telecom Company Limited .....................           2,464,635         4,098,617
                                                                           -----------       -----------
                                                                             4,699,129         5,542,694
                                                                           -----------       -----------
                  TRANSPORTATION - AIR                       0.00%
          5       Korean Air Company Limited+ ....................                  48                18
                                                                           -----------       -----------
                  UTILITIES - ELECTRIC & GAS                 2.14%
    176,040       Korea Electric Power Corporation ...............           5,485,010         2,773,139
                                                                           -----------       -----------
                  TOTAL KOREA ....................................          25,906,665        25,535,488
                                                                           -----------       -----------
                  MALAYSIA                                   5.75%
                  BANKING                                    1.13%
    782,550       Malayan Banking ................................           1,321,574         1,462,118
                                                                           -----------       -----------
                  ELECTRONIC COMPONENTS & INSTRUMENTS        0.99%
    212,000       Malaysian Pacific Industries ...................           1,850,487           635,993
    351,000       Unisem .........................................           1,667,237           641,954
                                                                           -----------       -----------
                                                                             3,517,724         1,277,947
                                                                           -----------       -----------
                  INVESTMENT COMPANY                         0.06%
     18,300       iShares MSCI Malaysia (Free) Index Fund ........             139,492            80,520
                                                                           -----------       -----------

                                                      THE ASIA TIGERS FUND, INC.

   SCHEDULE OF INVESTMENTS (CONTINUED)                          OCTOBER 31, 2001

   COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST              VALUE
--------------------------------------------------------------------------------------------------------

                  MALAYSIA (CONTINUED)
                  LEISURE & TOURISM                          1.70%
    368,800       Genting ........................................         $ 1,451,292        $  902,580
    738,000       Resorts World ..................................           1,713,806         1,009,884
    136,000       Tanjong PLC ....................................             311,557           298,839
                                                                           -----------        ----------
                                                                             3,476,655         2,211,303
                                                                           -----------        ----------
                  MULTI-INDUSTRY                             0.65%
    644,000       Berjaya Sports Toto ............................           1,280,888           840,581
                                                                           -----------        ----------
                  TELECOMMUNICATIONS                         0.75%
    424,000       Telekom Malaysia ...............................           1,055,961           976,306
                                                                           -----------        ----------
                  UTILITIES - ELECTRIC & GAS                 0.47%
    267,000       Tenaga Nasional ................................             676,765           607,770
                                                                           -----------        ----------
                  TOTAL MALAYSIA .................................          11,469,059         7,456,545
                                                                           -----------        ----------
                  PHILIPPINES                                0.56%
                  MEDIA                                      0.35%
    903,500       ABS-CBN Broadcasting Corporation ...............             966,681           452,185
                                                                           -----------        ----------
                  UTILITIES - ELECTRIC & GAS                 0.21%
    431,000       Manila Electric Company+ .......................             502,091           273,782
                                                                           -----------        ----------
                  TOTAL PHILIPPINES ..............................           1,468,772           725,967
                                                                           -----------        ----------
                  SINGAPORE                                  9.85%
                  BANKING                                    2.69%
     93,500       DBS Group Holdings Limited .....................           1,148,524           533,044
    293,000       Oversea-Chinese Banking Corporation Limited ....           1,460,608         1,686,456
    226,456       United Overseas Bank Limited ...................           1,333,946         1,266,199
                                                                           -----------        ----------
                                                                             3,943,078         3,485,699
                                                                           -----------        ----------
                  BROADCASTING / PUBLISHING                  0.86%
    128,000       Singapore Press Holdings Limited ...............           1,315,232         1,108,626
                                                                           -----------        ----------
                  ELECTRONIC COMPONENTS & INSTRUMENTS        0.94%
      6,712       Celestica Incorporated ADR (a)+ ................             212,154           230,691
    186,600       Venture Manufacturing (Singapore) Limited ......             983,479           987,091
                                                                           -----------        ----------
                                                                             1,195,633         1,217,782
                                                                           -----------        ----------

THE ASIA TIGERS FUND, INC.


   SCHEDULE OF INVESTMENTS (CONTINUED)                          OCTOBER 31, 2001

   COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST              VALUE
--------------------------------------------------------------------------------------------------------

                  SINGAPORE (CONTINUED)
                  FOOD & HOUSEHOLD PRODUCTS                  1.12%
  1,036,000       People's Food Holdings Limited .................         $   422,699       $   488,401
    541,800       Want Want Holdings Limited (U.S.) ..............             690,759           958,986
                                                                           -----------       -----------
                                                                             1,113,458         1,447,387
                                                                           -----------       -----------
                  INFRASTRUCTURE                             0.48%
    164,000       Keppel Corporation Limited .....................             296,607           284,085
    392,000       Sembcorp Logistics Limited .....................             324,524           339,517
                                                                           -----------       -----------
                                                                               621,131           623,602
                                                                           -----------       -----------
                  MACHINERY & ENGINEERING                    0.78%
    893,000       Singapore Technologies Engineering Limited .....           1,289,062         1,008,409
                                                                           -----------       -----------
                  REAL ESTATE                                0.68%
    296,600       City Developments Limited ......................           1,056,727           673,115
    271,000       Keppel Land Limited ............................             204,152           213,919
                                                                           -----------       -----------
                                                                             1,260,879           887,034
                                                                           -----------       -----------
                  TELECOMMUNICATIONS                         1.27%
     94,720       Datacraft Asia Limited (U.S.) ..................             507,960           306,893
  1,415,000       Singapore Telecommunications Limited ...........           1,721,425         1,341,901
                                                                           -----------       -----------
                                                                             2,229,385         1,648,794
                                                                           -----------       -----------
                  TRANSPORTATION - AIR                       1.03%
    288,000       Singapore Airlines Limited .....................           2,193,670         1,341,929
                                                                           -----------       -----------
                  TOTAL SINGAPORE ................................          15,161,528        12,769,262
                                                                           -----------       -----------
                  TAIWAN                                    15.61%
                  BANKING                                    0.49%
  1,769,000       Taishin International Bank+ ....................             585,646           630,230
                                                                           -----------       -----------
                  CHEMICALS                                  0.70%
  1,681,182       Nan Ya Plastic Corporation .....................           2,270,470           900,851
                                                                           -----------       -----------
                  COMPUTERS                                  0.18%
    778,928       Acer Incorporated ..............................             307,115           236,893
                                                                           -----------       -----------

                                                      THE ASIA TIGERS FUND, INC.

   SCHEDULE OF INVESTMENTS (CONTINUED)                          OCTOBER 31, 2001

   COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST              VALUE
--------------------------------------------------------------------------------------------------------

                  TAIWAN (CONTINUED)
                  DATA PROCESSING AND REPRODUCTION           0.80%
  1,092,650       Compal Electronics Incorporated ................         $ 1,698,868        $  870,322
     40,000       Compal Electronics Incorporated GDR ............             242,800           164,000
                                                                           -----------        ----------
                                                                             1,941,668         1,034,322
                                                                           -----------        ----------
                  ELECTRICAL & ELECTRONICS                   5.84%
    323,320       Compeq Manufacturing Company Limited+ ..........           1,215,123           322,150
    525,520       Hon Hai Precision Industry Company Limited .....           2,261,215         1,948,344
  2,930,552       Taiwan Semiconductor Manufacturing Company
                    Limited+ .....................................           7,554,845         5,177,805
    386,150       Winbond Electronics Corporation ................             259,524           124,709
                                                                           -----------        ----------
                                                                            11,290,707         7,573,008
                                                                           -----------        ----------
                  ELECTRONIC COMPONENTS & INSTRUMENTS        4.80%
  1,995,403       Advanced Semiconductor Engineering
                    Incorporated+ ................................           2,352,455         1,011,428
     82,871       Ambit Microsystems Corporation .................             511,359           332,444
    474,611       Asustek Computer Incorporated ..................           2,766,859         1,622,132
    653,700       Elan Microelectronics Corporation ..............             805,684           590,744
    412,843       Macronix International Company Limited+ ........             517,390           243,939
    436,375       Synnex Technology International Corporation ....             859,505           386,766
     61,750       Synnex Technology International Corporation
                    144A GDR .....................................             879,795           216,125
  2,206,717       United Microelectronics Corporation+ ...........           4,341,444         1,815,229
                                                                           -----------        ----------
                                                                            13,034,491         6,218,807
                                                                           -----------        ----------
                  INSURANCE                                  0.46%
    521,788       Cathay Life Insurance Company Limited ..........           1,311,000           601,511
                                                                           -----------        ----------
                  METALS - STEEL                             0.63%
  2,101,200       China Steel Corporation ........................           1,342,761           818,571
                                                                           -----------        ----------
                  RETAILING                                  0.38%
    266,000       President Chain Store Corporation ..............             550,290           496,944
                                                                           -----------        ----------
                  TEXTILES & APPAREL                         0.59%
  2,646,557       Far Eastern Textile Limited ....................           2,139,549           766,563
                                                                           -----------        ----------

THE ASIA TIGERS FUND, INC.

   SCHEDULE OF INVESTMENTS (CONTINUED)                          OCTOBER 31, 2001

   COMMON STOCKS (concluded)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS          COST              VALUE
--------------------------------------------------------------------------------------------------------

                  TAIWAN (CONTINUED)
                  TRANSPORTATION - AIR                       0.21%
  1,610,780       EVA Airways Corporation ........................        $    759,305      $    270,602
                                                                          ------------      ------------
                  UTILITIES - ELECTRIC & GAS                 0.53%
  1,314,869       Phoenixtec Power Company Limited ...............           1,741,358           689,331
                                                                          ------------      ------------
                  TOTAL TAIWAN ...................................          37,274,360        20,237,633
                                                                          ------------      ------------
                  THAILAND                                   3.02%
                  ENERGY SOURCES                             0.43%
    250,000       PTT Exploration & Production PLC ...............           1,010,865           550,771
                                                                          ------------      ------------
                  MEDIA                                      0.68%
    124,100       BEC World PLC ..................................             616,512           560,684
  2,058,000       United Broadcasting Corporation PLC+ ...........             450,212           317,607
                                                                          ------------      ------------
                                                                             1,066,724           878,291
                                                                          ------------      ------------
                  TELECOMMUNICATIONS                         1.53%
  1,049,000       Advanced Information Service PLC ...............             750,454           973,685
  1,084,300       Shin Satellite PLC+ ............................             846,663           654,799
  1,804,400       TelecomAsia Corporation PLC+ ...................           1,721,526           355,149
    352,705       TelecomAsia Corporation PLC Rights -
                    expiration date 04/03/2002**+ ................                   0                 0
                                                                          ------------      ------------
                                                                             3,318,643         1,983,633
                                                                          ------------      ------------
                  UTILITIES - ELECTRIC & GAS                 0.38%
    628,000       Electricity Generating PLC .....................             589,222           498,635
                                                                          ------------      ------------
                  TOTAL THAILAND .................................           5,985,454         3,911,330
                                                                          ------------      ------------


                  TOTAL COMMON STOCKS ............................        $156,095,856      $125,562,827
                                                                          ------------      ------------

                                                      THE ASIA TIGERS FUND, INC.


   SCHEDULE OF INVESTMENTS (CONTINUED)                          OCTOBER 31, 2001

   PREFERRED STOCK (0.22% of holdings)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS          COST              VALUE
--------------------------------------------------------------------------------------------------------

                  THAILAND                                   0.22%
                  BANKING                                    0.22%
    863,205       Siam Commercial Bank PLC - 5.25% Preferred+ ....        $    336,194      $    284,774
                                                                          ------------      ------------
                  TOTAL THAILAND .................................             336,194           284,774
                                                                          ------------      ------------


                  TOTAL PREFERRED STOCK ..........................        $    336,194      $    284,774
                                                                          ------------      ------------

THE ASIA TIGERS FUND, INC.


   SCHEDULE OF INVESTMENTS (CONTINUED)                          OCTOBER 31, 2001

   CONVERTIBLE BONDS (2.66% of holdings)

PAR VALUE                                                  PERCENT OF
($000)            SECURITY                                 HOLDINGS            COST            VALUE
--------------------------------------------------------------------------------------------------------
                  KOREA                                      0.90%
                  APPLIANCE & HOUSEHOLD DURABLES             0.20%
        185       Samsung Electronics Zero Coupon Bond, 12/31/07+         $    249,711       $   255,097
                                                                          ------------       -----------
                  BEVERAGES & TOBACCO                        0.10%
        125       Korea Tobacco & Ginseng 2.00%, 10/31/06 ........             125,000           130,713
                                                                          ------------       -----------
                  UTILITIES - ELECTRIC & GAS                 0.60%
        700       Korea Deposit Insurance 2.25%, 10/11/05 ........             708,500           778,680
                                                                          ------------       ----------
                  TOTAL KOREA ....................................           1,083,211         1,164,490
                                                                          ------------       -----------
                  SINGAPORE                                  1.76%
                  BANKING                                    1.19%
      1,250       Finlayson Global Corporation Zero Coupon
                    Bond, 02/19/04+ ..............................           1,308,105         1,546,125
                                                                          ------------       -----------
                  TELECOMMUNICATIONS                         0.57%
        640       Fullerton Global Corporation Zero Coupon Bond,
                    04/02/03+ ....................................             625,275           745,152
                                                                          ------------       -----------
                  TOTAL SINGAPORE ................................           1,933,380         2,291,277
                                                                          ------------       -----------


                  TOTAL CONVERTIBLE BONDS ........................        $  3,016,591       $ 3,455,767
                                                                          ------------       -----------

                                                      THE ASIA TIGERS FUND, INC.

SCHEDULE OF INVESTMENTS (CONCLUDED)                             OCTOBER 31, 2001

SHORT-TERM OBLIGATIONS (0.27% of holdings)

PAR VALUE                                                  PERCENT OF
($000)            SECURITY                                 HOLDINGS            COST            VALUE
--------------------------------------------------------------------------------------------------------

                  PHILIPPINES                                0.27%
                  REAL ESTATE                                0.27%
        300       Filinvest Land Incorporated Convertible Bond
                    6.25%, 02/01/02 ..............................        $    347,250      $    345,480
                                                                          ------------      ------------
                  TOTAL PHILIPPINES ..............................             347,250           345,480
                                                                          ------------      ------------


                  TOTAL SHORT-TERM OBLIGATIONS ...................        $    347,250      $    345,480
                                                                          ------------      ------------



                  TOTAL INVESTMENTS++ ....................  100.00%       $159,795,891      $129,648,848
                                                                          ============      ============


FOOTNOTES AND ABBREVIATIONS

                  ADR - American Depository Receipts
                  GDR - Global Depository Receipts
                  *   Passive Foreign Investment Company.
                  **  Security has been fair valued as determined by or under the direction of the Board of Directors.
                  (a) Canadian Shares as a result of an acquisition of a
                      Singaporean security.
                  +   Non-Income producing security.
                  ++  Aggregate cost for Federal Income Tax purposes is
                      $162,671,685.

                      The aggregate gross unrealized appreciation (depreciation)
                      for all securities is as follows:
                           Excess of value over tax cost                 $ 12,183,460
                           Excess of tax cost over value                  (45,206,297)
                                                                         -------------
                                                                         $(33,022,837)
                                                                         =============

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES                             OCTOBER 31, 2001

ASSETS
Investments, at value (Cost $159,795,891) ....................   $ 129,648,848
Cash (including $2,047,517 of foreign currency
   holdings with a cost of $2,061,271) .......................       4,968,487
Receivables:
   Dividends .................................................          39,427
   Interest ..................................................           5,272
   Securities sold ...........................................         197,004
Prepaid expenses .............................................         105,436
                                                                 -------------
                  TOTAL ASSETS ...............................     134,964,474
                                                                 -------------
LIABILITIES
Payable for securities purchased .............................         498,242
Payable for Fund shares repurchased ..........................           2,640
Due to Investment Manager ....................................         111,602
Due to Administrator .........................................          22,322
Accrued expenses .............................................         217,413
                                                                 -------------
                  TOTAL LIABILITIES ..........................         852,219
                                                                 -------------


                  NET ASSETS .................................   $ 134,112,255
                                                                 =============

                  NET ASSET VALUE PER SHARE
                  ($134,112,255/19,475,784 ISSUED AND
                    OUTSTANDING)                                 $        6.89
                                                                 =============


NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 20,514,984 shares issued
   (100,000,000 shares authorized) ...........................   $      20,515
Paid-in capital ..............................................     285,557,711
Cost of 1,039,200 shares repurchased .........................      (9,211,952)
Accumulated net realized loss on investments .................    (112,093,002)
Net unrealized depreciation in value of investments and
   on translation of other assets and liabilities denominated
   in foreign currencies .....................................     (30,161,017)
                                                                 -------------
                                                                 $ 134,112,255
                                                                 =============


See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.

                                                              FOR THE YEAR ENDED
STATEMENT OF OPERATIONS                                         OCTOBER 31, 2001

INVESTMENT INCOME
Dividends (Net of taxes withheld of $338,926) ..................................    $   3,018,362
Interest .......................................................................          116,482
                                                                                    -------------
                  TOTAL INVESTMENT INCOME ......................................        3,134,844
                                                                                    -------------
EXPENSES
Management fees .........................................    $1,664,980
Administration fees .....................................       332,996
Legal fees ..............................................       214,182
Custodian fees ..........................................       119,647
Audit and tax fees ......................................        83,629
Insurance ...............................................        54,970
Transfer agent fees .....................................        49,811
NYSE fees ...............................................        33,102
Directors' fees .........................................        30,601
Printing ................................................        26,821
Interest Expense ........................................           818
Miscellaneous ...........................................        15,107
                                                             ----------
                  TOTAL EXPENSES ...............................................        2,626,664
                                                                                    -------------
                  NET INVESTMENT INCOME ........................................          508,180
                                                                                    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
CURRENCY HOLDINGS AND TRANSLATION OF OTHER ASSETS AND LIABILITIES
DENOMINATED IN FOREIGN CURRENCIES:
Net realized loss from:
     Security transactions (net of capital gains tax of $360,767) ..............      (11,054,438)
     Foreign currency related transactions .....................................         (279,815)
                                                                                    -------------
                                                                                      (11,334,253)

Net  change in unrealized depreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in
     foreign currencies (net of deferred foreign withholdings taxes of $879,177)      (35,850,695)
                                                                                    -------------

Net realized and unrealized loss on investments, foreign currency holdings and
     translation of other assets and liabilities denominated in foreign currencies    (47,184,948)
                                                                                    -------------

Net decrease in net assets resulting from operations ...........................    $ (46,676,768)
                                                                                    =============


See accompanying notes to financial statements.



THE ASIA TIGERS FUND, INC.

   STATEMENTS OF CHANGES IN NET ASSETS

                                                                          FOR THE YEAR           FOR THE YEAR
                                                                              ENDED                  ENDED
                                                                         OCTOBER 31, 2001       OCTOBER 31, 2000
----------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income ..........................................          $     508,180           $   6,395,169
Net realized gain (loss) on investments and foreign currency
   related transactions ........................................            (11,334,253)              6,476,127
Net change in unrealized depreciation in value of investments, foreign currency holdings and translation of other assets and
   liabilities denominated in foreign currencies ...............            (35,850,695)            (41,759,763)
                                                                          -------------           -------------
Net decrease in net assets resulting from operations ...........            (46,676,768)            (28,888,467)
                                                                          -------------           -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income ($0.29 and $0.07 per share), respectively              (5,710,617)             (1,477,079)
                                                                          -------------           -------------
Net decrease in net assets from distributions ..................             (5,710,617)             (1,477,079)
                                                                          -------------           -------------
CAPITAL SHARE TRANSACTIONS
Shares repurchased under stock repurchase plan
   (241,000 and 798,200 shares), respectively ..................             (1,703,953)             (7,507,999)
                                                                          -------------           -------------
Net decrease in net assets resulting from
   capital share transactions ..................................             (1,703,953)             (7,507,999)
                                                                          -------------           -------------

Total decrease in net assets ...................................            (54,091,338)            (37,873,545)
                                                                          -------------           -------------

NET ASSETS
Beginning of year ..............................................            188,203,593             226,077,138
                                                                          -------------           -------------

End of year (including undistributed net investment income of
   $5,656,753 at October 31, 2000) .............................          $ 134,112,255           $ 188,203,593
                                                                          =============           =============



See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.


FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                             FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                ENDED          ENDED          ENDED          ENDED          ENDED
                                             OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                2001           2000           1999           1998           1997
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ......     $ 9.55         $11.02         $ 7.55         $ 9.68         $12.49
                                                ------         ------         ------         ------         ------
Net investment income .....................       0.03           0.32           0.04           0.08           0.03
Net realized and unrealized gains (losses)
   on investments, foreign currency
   holdings, and translation of other
   assets and liabilities denominated
   in foreign currencies ..................      (2.42)**       (1.86)**        3.44**        (2.21)         (2.80)
                                                ------         ------         ------         ------         ------
Net increase (decrease) from
   investment operations ..................      (2.39)         (1.54)          3.48          (2.13)         (2.77)
                                                ------         ------         ------         ------         ------
Less Distributions:
   Dividends from net investment income ...      (0.29)         (0.07)         (0.01)            --          (0.00)+
In excess of net investment income ........         --             --             --             --          (0.04)
                                                ------         ------         ------         ------         ------
Total dividends and distributions .........      (0.29)         (0.07)         (0.01)            --          (0.04)
                                                ------         ------         ------         ------         ------
Capital share transactions
   Anti-dilutive effect of
     Share Repurchase Program .............       0.02           0.14             --             --             --
                                                ------         ------         ------         ------         ------
Total capital share transactions ..........       0.02           0.14             --             --             --
                                                ------         ------         ------         ------         ------
Net asset value, end of period ............     $ 6.89         $ 9.55         $11.02         $ 7.55         $ 9.68
                                                ======         ======         ======         ======         ======

Per share market value, end of period .....     $ 5.79         $ 7.13         $ 8.63         $ 6.13         $ 7.94

TOTAL INVESTMENT RETURN BASED
   ON MARKET VALUE* .......................     (15.62)%       (16.82)%        41.03%        (22.83)%       (23.23)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s) .......   $134,112       $188,204       $226,077       $154,946       $198,589
Ratios of expenses to average net assets ..       1.58%          1.69%          1.70%          1.74%          1.60%
Ratios of net investment income to
   average net assets .....................       0.31%          2.50%          0.43%          0.99%          0.25%
Portfolio turnover ........................      28.98%         31.42%         92.44%         93.47%         95.38%


See page 32 for footnotes

THE ASIA TIGERS FUND, INC.


FINANCIAL HIGHLIGHTS (CONCLUDED)


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.
** Net of foreign withholding taxes of $0.06, $0.03 and $0.06 per share for the years ended October 31, 2001, October 31, 2000 and October 31,1999, respectively.
+  Less than $0.01 per share.



See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.

NOTES TO FINANCIAL STATEMENTS                                   OCTOBER 31, 2001

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Asia Tigers Fund, Inc. (the "Fund") was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SIGNIFICANT ACCOUNTING POLICIES ARE AS FOLLOWS:

PORTFOLIO VALUATION. Investments are stated at value in the accompanying financial statements. In valuing the Fund's assets, all securities for which market quotations are readily available are generally valued:

      (i) at the last sale price prior to the time of determination if there was a sale on the date of determination,
      (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and
      (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. All other securities and assets are carried at fair value as determined in good faith by, or under the direction of, the Board of Directors.

The net asset value per share of the Fund is calculated weekly and at the end of each month.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

THE ASIA TIGERS FUND, INC.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)                       OCTOBER 31, 2001

TAX STATUS. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

At October 31, 2001, the Fund had a net capital loss carryover of $109,217,210, which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of the aggregate capital losses, $7,999,612 will expire in the year 2003, $1,846,888 will expire in the year 2004, $90,932,812 will expire in the year 2006 and $8,437,898 will expire in the year 2009.

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) value of investment securities, assets and liabilities at the current rates of exchange on the valuation date; and
      (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign currency rates from the effect of fluctuations in the market prices of equity securities. The Fund reports certain realized gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are included in or are a reduction of ordinary income for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed, and the fact that securities, tax and corporate laws may have only recently developed or are in developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

                                                     THE ASIA TIGERS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                       OCTOBER 31, 2001


DISTRIBUTION OF INCOME AND GAINS. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers). An additional distribution may be made to the extent necessary to avoid payment of a 4% federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

During the year ended October 31, 2001, the Fund reclassified $640,582 from accumulated net realized loss on investments to undistributed net investment income as a result of permanent book and tax differences primarily relating to net realized foreign currency losses and capital gains tax and reclassed $186,266 from undistributed net investment income to paid in capital as a result of net investment losses. Net investment income and net assets were not affected by the reclassification.

NOTE B: MANAGEMENT, INVESTMENT ADVISORY, AND ADMINISTRATIVE SERVICES

Advantage Advisers, Inc. ("Advantage"), a subsidiary of CIBC World Markets Corp. ("CIBC WM"), serves as the Fund's Investment Manager under the terms of a management agreement (the "Management Agreement"). Pursuant to the Management Agreement, the Investment Manager manages the Fund's investment portfolio. For its services, the Investment Manager receives monthly fees at an annual rate of 1.00% of the Fund's average weekly net assets. For the year ended October 31, 2001, these fees amounted to $1,664,980.

CIBC WM, an indirect wholly-owned subsidiary of Canadian Imperial Bank of Commerce, serves as the Fund's administrator (the "Administrator"). The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of

THE ASIA TIGERS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      OCTOBER 31, 2001

0.20% of the value of the Fund's average weekly net assets. For the year ended October 31, 2001, these fees amounted to $332,996. At October 31, 2001, CIBC WM owned 3,567 shares of the Fund's common stock.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations aggregated $46,764,166 and $56,526,359, respectively, for the year ended October 31, 2001.

NOTE D: CAPITAL STOCK

During the year ended October 31, 2001, the Fund purchased 241,000 shares of capital stock on the open market at a total cost of $1,703,953. The weighted average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 20.21%. These shares were purchased pursuant to the Fund's Stock Repurchase Plan previously approved by the Fund's Board of Directors authorizing the Fund to purchase up to 1,000,000 shares of its capital stock. In addition, in October 2000, the Fund's Board of Directors authorized the Fund to purchase an additional 1,000,000 shares of its capital stock, bringing to 2,000,000 the aggregate number of shares authorized for repurchase.

During the year ended October 31, 2000, the Fund purchased 798,200 shares of capital stock in the open market at a total cost of $7,507,999 and at a weighted average discount of 27.46%.

On November 9, 2001, the Fund announced a tender offer to be conducted during the first quarter of 2002 for 25% of the Fund's outstanding shares. The Fund also announced the decision by the Board of Directors to conduct two additional cash tender offers if during the 13-week measurement periods ending January 31, 2003 and 2004, shares trade on the New York Stock Exchange at an average weekly discount from net asset value greater than 15%. Any subsequent tender offer would be for at least 10% of the Fund's outstanding shares at the commencement of the offer.

                                                      THE ASIA TIGERS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)                       OCTOBER 31, 2001

NOTE E: OTHER

At October 31, 2001, substantially all of the Fund's assets were invested in Asian securities. The Asian securities markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Asian securities involve special risks and considerations not present with respect to U.S. securities.


--------------------------------------------------------------------------------
U.S. FEDERAL TAXATION NOTICE (UNAUDITED)

The Fund paid foreign taxes of $699,693 during the fiscal year ended October 31, 2001, which it intends to pass through pursuant to Section 853 of the Internal Revenue Code, to its shareholders, which is deemed to be foreign source income for tax information reporting purposes.
--------------------------------------------------------------------------------

THE ASIA TIGERS FUND, INC.


REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF THE ASIA TIGERS FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Asia Tigers Fund, Inc. (the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York
December 14, 2001

                                                      THE ASIA TIGERS FUND, INC.

DIVIDENDS AND DISTRIBUTIONS

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long- and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by PNC Bank, National Association, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent

THE ASIA TIGERS FUND, INC.

is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

                                                      THE ASIA TIGERS FUND, INC.

DIVIDENDS AND DISTRIBUTIONS (CONCLUDED)

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution.
The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 400 Bellevue Parkway, Wilmington, Delaware, 19809.

                                                        ADVANTAGE ADVISERS, INC.
                                                      THE ASIA TIGERS FUND, INC.
                         (A WHOLLY OWNED SUBSIDIARY OF CIBC WORLD MARKETS CORP.)
--------------------------------------------------------------------------------
CIBC OPPENHEIMER PRIVACY POLICY


YOUR PRIVACY IS PROTECTED

At CIBC Oppenheimer, the Private Client Division of CIBC World Markets Corp., an important part of our commitment to you is our respect for your right to privacy. Protecting all the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. While the range of products and services we offer continues to expand, and the technology we use continues to change, our commitment to maintaining standards and procedures with respect to security remains constant.

COLLECTION OF INFORMATION

The primary reason that we collect and maintain information is to more effectively administer our customer relationship with you. It allows us to identify, improve and develop products and services that we believe could be of benefit. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

Various sources are used to collect information about you, including (i) information you provide to us at the time you establish a relationship, (ii) information provided in applications, forms or instruction letters completed by you, (iii) information about your transactions with us or our affiliated companies, and/or (iv) information we receive through an outside source, such as a bank or credit bureau. In order to maintain the integrity of client information, we have procedures in place to update such information, as well as to delete it when appropriate. We encourage you to communicate such changes whenever necessary.

DISCLOSURE OF INFORMATION

CIBC Oppenheimer does not disclose any nonpublic, personal information (such as your name, address or tax identification number) about our clients or former clients to anyone, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide products or services to you.

The law permits us to share client information with companies within the CIBC family which provide financial, credit, insurance, trust, legal, accounting and administrative services to CIBC Oppenheimer or its clients. This allows us to enhance our relationship with you by providing a broader range of products to better meet your needs and to protect the assets you may hold with us by preserving the safety and soundness of our firm.

                                                        ADVANTAGE ADVISERS, INC.
                                                      THE ASIA TIGERS FUND, INC.
                         (A WHOLLY OWNED SUBSIDIARY OF CIBC WORLD MARKETS CORP.)
--------------------------------------------------------------------------------


Finally, we are also permitted to disclose nonpublic, personal information to unaffiliated outside parties who assist us with processing, marketing or servicing a financial product, transaction or service requested by you, administering benefits or claims relating to such a transaction, product or service, and/or providing confirmations, statements, valuations or other records or information produced on our behalf.

CIBC Oppenheimer is committed to upholding this Privacy Policy. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change that would require your consent. If you have any questions regarding this matter we suggest that you speak with your Account Executive.